                                                                     CLAYTON UTZ
--------------------------------------------------------------------------------





MACQUARIE BANK LIMITED
ABN 46 008 583 542
Redraw Facility Provider

PERPETUAL TRUSTEES AUSTRALIA LIMITED
ABN 86 000 431 827
Borrower

MACQUARIE SECURITISATION LIMITED
ABN 16 003 297 336
Manager




REDRAW FACILITY AGREEMENT
PUMA GLOBAL TRUST NO. 3






                                  CLAYTON UTZ
          Levels 23-35 No.1 O'Connell Street Sydney NSW 2000 Australia
            PO Box H3 Australia Square Sydney NSW 1215 DX 370 Sydney
                    Tel + 61 2 9353 4000 Fax + 61 2 9251 7832
                OUR REF - 801/706/21723315 CONTACT - NINIAN LEWIS


            SYDNEY O MELBOURNE O BRISBANE O PERTH O CANBERRA O DARWIN

       Liability limited by the Solicitors' Limitation of Liability Scheme approved under the Professional Standards Act 1994 (NSW)

TABLE OF CONTENTS

1...........INTERPRETATION........................................................................................1

            1.1         Definitions...............................................................................1
            1.2         Sub-Fund Notice and Trust Deed definitions................................................4
            1.3         Interpretation............................................................................4
            1.4         Borrower capacity.........................................................................4
            1.5         Trust Deed and Sub-Fund Notice............................................................5
            1.6         Incorporated definitions and other Transaction Documents and provisions...................5

2...........THE FACILITY..........................................................................................5

            2.1         Redraw Facility...........................................................................5
            2.2         Method of making Advances.................................................................5
            2.3         Purpose...................................................................................5
            2.4         Extension of Scheduled Redraw Termination Date............................................5
            2.5         Termination of the facility...............................................................6

3...........CONDITIONS PRECEDENT..................................................................................6

            3.1         Conditions precedent to First Advance.....................................................6
            3.2         Conditions Precedent to all Advances......................................................6

4...........DRAWDOWN..............................................................................................7

            4.1         Preparation of Drawdown Notices...........................................................7
            4.2         Requirements of Drawdown Notices..........................................................7
            4.3         Availability of facility..................................................................7
            4.4         Making of Advances........................................................................8
            4.5         Maximum Advances..........................................................................8

5...........INTEREST..............................................................................................8

            5.1         Interest Period...........................................................................8
            5.2         Rate of interest..........................................................................8
            5.3         Calculation of interest...................................................................8
            5.4         Payment of interest.......................................................................8
            5.5         Carry forward of unpaid interest..........................................................8

6...........REPAYMENT OF REDRAW PRINCIPAL.........................................................................9

            6.1         Repayment of the Redraw Principal during the Availability Period..........................9
            6.2         Redrawing.................................................................................9
            6.3         Repayment on termination..................................................................9

7...........PAYMENTS..............................................................................................9

8...........ILLEGALITY AND INCREASED COST.........................................................................9

            8.1         Illegality................................................................................9
            8.2         Increased cost...........................................................................10

9...........FEES.................................................................................................10

            9.1         Payment of fees..........................................................................10

10..........REDUCTION OF THE REDRAW FACILITY.....................................................................11

            10.1        Reduction of Facility Limit by Manager or Borrower.......................................11
            10.2        No reduction in Facility Limit below Advances outstanding................................11

                                                                              i.

11..........REPRESENTATIONS AND WARRANTIES.......................................................................11

            11.1        General representations and warranties...................................................11
            11.2        PUMA Trust representations and warranties................................................12
            11.3        Representations and warranties repeated..................................................12

12..........UNDERTAKINGS.........................................................................................12

            12.1        General..................................................................................12
            12.2        Manager's undertakings after Manager Event...............................................13

13..........EVENTS OF DEFAULT....................................................................................13

            13.1        Events of Default........................................................................13
            13.2        Consequences of Event of Default.........................................................14

14..........TRUSTEE PROVISIONS...................................................................................14

            14.1        Limitation on Borrower's liability.......................................................14
            14.2        Claims against Borrower..................................................................14
            14.3        Breach of Trust..........................................................................14
            14.4        Acts or omissions........................................................................14
            14.5        No obligation............................................................................15

15..........ASSIGNMENT...........................................................................................15

            15.1        Assignment by Borrower...................................................................15
            15.2        Assignment by Manager....................................................................15
            15.3        Assignment by Redraw Facility Provider...................................................15

16..........NOTICES..............................................................................................15

            16.1        Method of Delivery.......................................................................15
            16.2        Address for notices......................................................................16
            16.3        Deemed receipt...........................................................................16
            16.4        Email....................................................................................16

17..........INDEMNITY............................................................................................16

            17.1        Indemnity on demand......................................................................16
            17.2        Redraw Facility Provider obligations.....................................................16
            17.3        Losses on liquidation or re-employment of deposits.......................................17
            17.4        Payment on Payment Date..................................................................17

18..........MISCELLANEOUS........................................................................................17

            18.1        Stamp Duties.............................................................................17
            18.2        Waiver...................................................................................17
            18.3        Written waiver, consent and approval.....................................................17
            18.4        Severability.............................................................................18
            18.5        Survival of indemnities..................................................................18
            18.6        Successors and assigns...................................................................18
            18.7        Moratorium legislation...................................................................18
            18.8        Amendments...............................................................................18
            18.9        Governing law............................................................................18
            18.10       Jurisdiction.............................................................................18
            18.11       Counterparts.............................................................................19

SCHEDULE 1..20

FORM OF DRAWDOWN NOTICE..........................................................................................20



                                                                             ii.

REDRAW FACILITY AGREEMENT MADE AT SYDNEY ON [  ] 2003

PARTIES MACQUARIE BANK LIMITED ABN 46 008 583 542 a company incorporated in Australia and registered in the Australian Capital Territory and having an office at Level 15, 1 Martin Place, Sydney, New South Wales ("REDRAW FACILITY PROVIDER")

                        PERPETUAL TRUSTEES AUSTRALIA LIMITED ABN 86 000 431 827 a company incorporated in Australia and registered in New South Wales and having an office at Level 7, 9 Castlereagh Street, Sydney, New South Wales ("BORROWER")

                        MACQUARIE SECURITISATION LIMITED ABN 16 003 297 336 a company incorporated in Australia and registered in New South Wales and having an office at Level 23, 20 Bond Street, Sydney, New South Wales ("MANAGER")

RECITALS

A. The Borrower and the Manager are respectively the trustee and the manager of the PUMA Trust.

B. It is proposed that Notes will be issued by the Borrower as trustee of the PUMA Trust pursuant to the Trust Deed, the Note Trust Deed and the Sub-Fund Notice.

C. The Manager has requested the Redraw Facility Provider to provide the Borrower with the Redraw Facility to assist the Borrower to fund Redraws or Subordinate Funded Further Advances to be made or which have been made by the Borrower to Mortgagors under Approved Mortgages which are included in the PUMA Trust in accordance with the Sub-Fund Notice.

D. The Redraw Facility Provider has agreed to provide the Redraw Facility to the Borrower on the terms and conditions contained in this Agreement.

THE PARTIES AGREE

--------------------------------------------------------------------------------
1.          INTERPRETATION

1.1         DEFINITIONS

            In this Agreement, unless the contrary intention appears:

            "ADVANCE" means the principal amount of each advance to the Borrower by the Redraw Facility Provider in accordance with this Agreement.

            "APPROVED PURPOSE" means the use of an Advance:

            (a) to fund Redraws in accordance with the Sub-Fund Notice where there are insufficient Collections that may be applied for this purpose in accordance with the Sub-Fund Notice;

            (b)         to fund Subordinate Funded Further Advances;

            (c) to fund the acquisition of Approved Mortgages which have Subordinate Funded Further Advance Amounts, to the extent of that Subordinate Funded Further Advance Amount; and

            (d)         to repay any outstanding Advances.

            "AUTHORISED SIGNATORY" in relation to the Redraw Facility Provider means any person from time to time appointed by the Redraw Facility Provider to act as its Authorised Signatory for the purposes of this Agreement and notified to the Borrower.

            "AVAILABILITY PERIOD" means the period commencing on the date of this Agreement and ending on the Redraw Facility Termination Date.

            "BBSW" in relation to an Interest Period means the rate expressed as a percentage per annum appearing at approximately 10.10 am on the first occurring Payment Date during that Interest Period on the Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of one month and rounded to 4 decimal places. If on that Payment Date fewer than 4 banks are quoted on the Reuters Screen page "BBSW" the rate for that Payment Date will be calculated as above by taking the rates otherwise quoted by 4 Banks on application by the Redraw Facility Provider for such a bill of the same tenor eliminating the highest and lowest mean rates and taking the average of the remaining rates rounded to 4 decimal places. If a rate cannot be determined in accordance with the foregoing procedures, then "BBSW" for that Interest Period means such rate as is specified in good faith by the Redraw Facility Provider having regard to comparable indices then available as to the rates otherwise bid and offered for such bills of one month tenor around that time.

            "BORROWER" means Perpetual Trustees Australia Limited or if Perpetual Trustees Australia Limited retires or is removed as trustee of the PUMA Trust under the Trust Deed, the then substitute Trustee.

            "DRAWDOWN DATE" means any date on which an Advance is, or is to be, made.

            "DRAWDOWN NOTICE" means a notice substantially in the form set out in Schedule 1 (or in such other form as may be agreed between the Redraw Facility Provider, the Manager and the Borrower).

            "EFFECTIVE CONTROL" means:

            (a) control of the composition of the board of directors of the Manager;

            (b) control of more than half of the voting power of the Manager; or

            (c) control of more than half of the issued share capital of the Manager excluding any part of such issued share capital which carries no right to participate beyond a specified amount in the distribution of either profit or capital.

            "EVENT OF DEFAULT" means any of the events set out or referred to in clause 13.1 of this Agreement as an Event of Default.

            "FACILITY LIMIT" at any time means the lesser of:

            (a)         A$10 million; and

            (b) the amount, if any, to which the Facility Limit has been reduced at that time by the Manager or the Borrower in accordance with clause 10,

            or such greater or lesser amount from time to time agreed in writing between the Manager and the Redraw Facility Provider (and notified in writing to the Borrower), provided that in the case of an increase in the Facility Limit, each Current Rating Authority is notified and confirms that such an increase in the Facility Limit will not result in a downgrade, withdrawal or qualification of any ratings then assigned by it to the Notes.

            "INTEREST PERIOD" means each period determined in accordance with clause 5.1.

            "MANAGER" means Macquarie Securitisation Limited or if Macquarie Securitisation Limited retires or is removed as manager of the PUMA Trust, any substitute manager appointed in its place by the Borrower pursuant to the Management Deed.

            "MANAGER DEFAULT" has the same meaning as in the Note Trust Deed.

            "MANAGER EVENT" means the Manager is not or ceases to be a body over which the Redraw Facility Provider has Effective Control.

            "NOTE CONDITIONS" has the same meaning as in the Note Trust Deed.

            "OBLIGATIONS" means all of the liabilities of the Borrower to the Redraw Facility Provider under this Agreement and, without limiting the generality of the foregoing, includes any liabilities which:

            (a)         are liquidated;

            (b)         are present, prospective or contingent;

            (c) relate to the payment of money or the performance or omission of any act;

            (d)         sound in damages only; or

            (e)         accrue as a result of any Event of Default.

            "POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default under the Security Trust Deed.

            "PRESCRIBED RATE" in relation to an Interest Period means:

            (a) the sum of BBSW for that Interest Period and 0.35% per annum; or

            (b) such greater or lesser amount from time to time agreed in writing between the Redraw Facility Provider and the Manager, and notified to the Borrower, provided that, in the case of an increase in the Prescribed Rate, each Current Rating Authority is notified and confirms that such an increase in the Prescribed Rate will not result in a reduction, withdrawal or qualification of any ratings then assigned by it to the Notes.

            "RECEIVER" means a person appointed under or by virtue of the Security Trust Deed as a receiver or receiver and manager.

            "REDRAW FACILITY" means the facility provided by the Redraw Facility Provider to the Borrower pursuant to the terms of this Agreement.

            "REDRAW FACILITY PRINCIPAL" means the aggregate of the Advances which have not been repaid to the Redraw Facility Provider in accordance with this Agreement.

            "REDRAW FACILITY TERMINATION DATE" means the earliest of:

            (a)         the Scheduled Redraw Termination Date;

            (b) the date which the Redraw Facility Provider appoints as the Redraw Facility Termination Date in accordance with clause 8.1;

            (c) the date upon which the Facility Limit is reduced to zero in accordance with clause 10; and

            (d) the date on which the Redraw Facility Provider declares the Redraw Facility terminated in accordance with clause 13.2(b).

            "RELEVANT PARTIES" has the same meaning as in the Note Conditions.

            "SCHEDULED REDRAW TERMINATION DATE" means the date which is 364 days after the date of this Agreement or such later date specified by the Redraw Facility Provider pursuant to clause 2.4.

            "SUB-FUND NOTICE" means the Sub-Fund Notice dated [ ] 2003 issued by the Manager to the Borrower which provides for the establishment of PUMA Global Trust No. 3.

            "TAX" has the same meaning as in the Security Trust Deed.

            "TRUST DEED" means the Consolidated PUMA Trust Deed dated 13 July 1990 (as amended and supplemented from time to time) between the person referred to therein as the Founder and the Borrower.

            "TRUSTEE DEFAULT" has the same meaning as in the Note Trust Deed.

            "UNUTILISED FACILITY AMOUNT" means on any day the amount calculated as follows:

                                  UFA = FL - A

            where:

            UFA   =     the Unutilised Facility Amount on that day;

            FL    =     the Facility Limit on that day; and

            A     =     the aggregate of the Advances outstanding on that day.

1.2         SUB-FUND NOTICE AND TRUST DEED DEFINITIONS

            Subject to clause 1.6, unless defined in this Agreement, words and phrases defined in either or both of the Trust Deed and the Sub-Fund Notice have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust Deed or the Sub-Fund Notice (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Trust Deed and the Sub-Fund Notice, the Sub-Fund Notice prevails over the Trust Deed in respect of this Agreement. Subject to clause 1.6, where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Fund such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the PUMA Trust.

1.3         INTERPRETATION

            The provisions of clause 1.2 of the Trust Deed are incorporated into this Agreement as if set out in full in this Agreement and as if references to "this Deed" were to "this Agreement" and references to a "Banking Day" were to a "Business Day".

1.4         BORROWER CAPACITY

            In this Agreement, except where provided to the contrary:

            (a)         (REFERENCES TO BORROWER): a reference to the Borrower is
                         a reference to the

                        Borrower in its capacity as trustee of the PUMA Trust only, and in no other capacity; and

            (b) (REFERENCES TO ASSETS OF THE BORROWER): a reference to the undertaking, assets, business or money of the Borrower is a reference to the undertaking, assets, business or money of the Borrower in the capacity referred to in paragraph (a).

1.5         TRUST DEED AND SUB-FUND NOTICE

            For the purposes of the Trust Deed and the Sub-Fund Notice this Agreement is a Transaction Document and a Stand-by Arrangement.

1.6         INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND
            PROVISIONS

            Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

--------------------------------------------------------------------------------
2.          THE FACILITY

2.1         REDRAW FACILITY

            Subject to this Agreement, the Redraw Facility Provider agrees to make Advances to the Borrower during the Availability Period up to an aggregate principal amount equal to the Facility Limit.

2.2         METHOD OF MAKING ADVANCES

            Advances under the Redraw Facility will be made in accordance with clause 4.4.

2.3         PURPOSE

            The Manager will direct the Borrower to use, and the Borrower will use, the proceeds of each Advance (if any) under the Redraw Facility exclusively for the Approved Purpose.

2.4         EXTENSION OF SCHEDULED REDRAW TERMINATION DATE

            (a) (MANAGER TO REQUEST EXTENSION): Not less than 120 days before the then Scheduled Redraw Termination Date (or such other period as agreed between the Manager and the Redraw Facility Provider), the Manager may deliver a notice in writing to the Redraw Facility Provider (with a copy to the Borrower) requesting the Redraw Facility Provider to extend the Scheduled Redraw Termination Date.

            (b) (REDRAW FACILITY PROVIDER MAY EXTEND): Following receipt by the Redraw Facility Provider of the notice referred to in paragraph (a), by no later than 60 days prior to the Scheduled Redraw Termination Date (or such other period as agreed between the Redraw Facility Provider and the Borrower) the Redraw Facility Provider may, in its absolute discretion, send the Borrower a notice in writing (copied to the Manager) extending the then Scheduled Redraw Termination Date to the new Scheduled Redraw Termination Date specified in the notice (which must be a date no more than 364 days after the date of the notice).

2.5         TERMINATION OF THE FACILITY

            The Redraw Facility will terminate, and the Redraw Facility Provider's obligation to make any Advances will cease, on the Redraw Facility Termination Date.

--------------------------------------------------------------------------------
3.          CONDITIONS PRECEDENT

3.1         CONDITIONS PRECEDENT TO FIRST ADVANCE

            The Redraw Facility Provider is not obliged to make the first Advance under this Agreement to the Borrower unless the Redraw Facility Provider has received each of the following, in form and substance acceptable to the Redraw Facility Provider:

            (a) (THIS AGREEMENT): this Agreement duly executed and delivered by the Borrower and the Manager;

            (b) (POWER OF ATTORNEY): a copy of each power of attorney under which this Agreement has been or will be executed by the Borrower and the Manager certified as a true copy by the Borrower and the Manager respectively;

            (c) (AUTHORISED SIGNATORIES): a list of the Authorised Signatories of the Manager;

            (d) (SECURITY TRUST DEED): a copy of the Security Trust Deed executed by each of the parties to the Security Trust Deed and certified as a true copy by the Manager;

            (e) (SUB-FUND NOTICE): a copy of the Sub-Fund Notice executed by each of the parties to the Sub-Fund Notice and certified as a true copy by the Manager;

            (f) (SECURITY TRUST DEED REGISTERED): evidence of the due registration or the lodgement for due registration of the Security Trust Deed with the Australian Securities and Investments Commission; and

            (g) (LEGAL OPINION): a legal opinion addressed to the Redraw Facility Provider from the Borrower's solicitors in form and substance satisfactory to the Redraw Facility Provider.

            The Redraw Facility Provider must confirm in writing to the Manager (copied to the Borrower) as soon as reasonably practicable upon being satisfied all these conditions precedent have been met.

3.2         CONDITIONS PRECEDENT TO ALL ADVANCES

            The obligation of the Redraw Facility Provider to make and continue to make each Advance under this Agreement is subject to the further conditions precedent that:

            (a)         (REPRESENTATIONS AND WARRANTIES BY BORROWER OR MANAGER
                        TRUE): the representations and warranties made or deemed to be made by the Borrower or the Manager in all Transaction Documents are true and correct as of the date of the relevant Drawdown Notice and the relevant Drawdown Date as though made on those dates;

            (b) (MORTGAGE INSURANCE): each Approved Mortgage which is an asset of the PUMA Trust has in relation to it as at the Drawdown Date in relation to the Advance a Mortgage Insurance Policy from a solvent insurer which provides 100% cover for principal and interest losses (other than principal and interest in respect of Subordinate Funded Further Advances);

            (c) (NO EVENT OF DEFAULT): no Event of Default or Potential Event of Default is subsisting at the date of the corresponding Drawdown Notice and the Drawdown Date or will result from the provision or continuation of the Advance;

            (d) (NO NOTICE OF SECURITY INTERESTS): other than in respect of priorities granted by statute, the Redraw Facility Provider has not received notice from any person that it claims to have a Security Interest ranking in priority to or equal with the Security Interest held by the Redraw Facility Provider under the Security Trust Deed (other than as provided in the Security Trust Deed); and

            (e) (NOTES IN EXISTENCE): the Class A Notes and the A$ Class B Notes to be issued on the Closing Date have been issued and the A$ Class B Notes issued on the Closing Date have not been redeemed or repaid in full.

--------------------------------------------------------------------------------
4.          DRAWDOWN

4.1         PREPARATION OF DRAWDOWN NOTICES

            If on any date the Manager determines that an Advance under this Agreement is to be applied in accordance with the Sub-Fund Notice, the Manager may:

            (a) (PREPARE DRAWDOWN NOTICE): prepare a Drawdown Notice (containing the details referred to in clause 4.2) requesting an Advance on that date of an amount determined by the Manager; and

            (b) (DELIVER DRAWDOWN NOTICE): deliver the Drawdown Notice to the Redraw Facility Provider, with a copy to the Borrower, no later than the close of business on that day (or such later time as the Redraw Facility Provider and the Borrower may agree).

4.2         REQUIREMENTS OF DRAWDOWN NOTICES

            A Drawdown Notice given under clause 4.1(b) must:

            (a) (AUTHORISED SIGNATORY): be signed by an Authorised Signatory of the Manager;

            (b)         (IRREVOCABLE): be expressed to be irrevocable; and

            (c)         (SPECIFY): specify:

                        (i)         the Drawdown Date for the requested Advance;
                                    and

                        (ii)        the amount of the requested Advance.

4.3         AVAILABILITY OF FACILITY

            Subject to clause 4.5, during the Availability Period the Redraw Facility Provider must make an Advance on the Drawdown Date of the requested Advance provided that:

            (a) (RECEIPT OF DRAWDOWN NOTICE): the Redraw Facility Provider has received a duly signed and completed Drawdown Notice by the time specified in clause 4.1(b); and

            (b) (CONDITIONS PRECEDENT): the requirements of clause 3 have been satisfied or waived in writing by the Redraw Facility Provider before the Drawdown Notice is given.

4.4         MAKING OF ADVANCES

            Subject to clause 4.3, after receipt of a Drawdown Notice the amount of the Advance requested in a Drawdown Notice must, unless otherwise directed by the Manager, be deposited by the Redraw Facility Provider in an Account or a Combined Account in immediately available funds no later than 11.00 am on the Drawdown Date.

4.5         MAXIMUM ADVANCES

            The maximum aggregate amount of Advances that the Redraw Facility Provider may be obliged to make under the Redraw Facility is, when aggregated with all Advances then outstanding, an amount equal to the Facility Limit.

--------------------------------------------------------------------------------
5.          INTEREST

5.1         INTEREST PERIOD

            (a) (DURATION): The duration of the Redraw Facility is divided into successive Interest Periods.

            (b) (FIRST INTEREST PERIOD): The first Interest Period commences on (and includes) the Drawdown Date for the first Advance and ends on (but excludes) the next following Monthly Payment Date.

            (c) (SUCCEEDING INTEREST PERIODS): Each succeeding Interest Period commences on (and includes) a Monthly Payment Date and ends on (but excludes) the next following Monthly Payment Date.

            (d) (LAST INTEREST PERIOD): The last Interest Period ends on but excludes the Monthly Payment Date that all moneys the payment or repayment of which form part of the Obligations are paid or repaid in full to the Redraw Facility Provider.

5.2         RATE OF INTEREST

            The rate of interest applicable to the Redraw Facility Principal for an Interest Period is the Prescribed Rate for that Interest Period.

5.3         CALCULATION OF INTEREST

            Interest on the Redraw Facility Principal accrues from day to day in respect of each Interest Period at the Prescribed Rate for that Interest Period on the amount of the Redraw Facility Principal on that day and will be calculated on the basis of the actual number of days elapsed in a 365 day year.

5.4         PAYMENT OF INTEREST

            The Borrower at the direction of the Manager will on the Monthly Payment Date at the end of each Interest Period in respect of the Redraw Facility Principal pay to the Redraw Facility Provider so much of the then accrued interest on the Redraw Facility Principal as there are funds available for this purpose in accordance with the Sub-Fund Notice.

5.5         CARRY FORWARD OF UNPAID INTEREST

            If any payment by the Borrower on a Monthly Payment Date pursuant to clause 5.4 is insufficient to pay the full amount of accrued interest on the Redraw Facility Principal up to the close of the Interest Period then just ended, such unpaid accrued interest will in turn accrue interest (as a separate and independent obligation) until paid at the Prescribed Rate for each succeeding Interest Period and, if not paid on the Monthly Payment Date at the end of each such succeeding Interest Period, such interest on unpaid interest will itself bear interest in accordance with this clause 5.5.

--------------------------------------------------------------------------------
6.          REPAYMENT OF REDRAW PRINCIPAL

6.1         REPAYMENT OF THE REDRAW PRINCIPAL DURING THE AVAILABILITY PERIOD

            Subject to clause 6.3, the Borrower must on each Payment Date pay to the Redraw Facility Provider the Redraw Facility Principal as at the close of business on the Business Day immediately preceding that Payment Date to the extent of the funds available for this purpose in accordance with the Sub-Fund Notice.

6.2         REDRAWING

            Amounts repaid pursuant to clause 6.1 may be redrawn by the Borrower in accordance with the terms of this Agreement.

6.3         REPAYMENT ON TERMINATION

            Notwithstanding clause 6.1 and subject to the terms of the Security Trust Deed, on the Monthly Payment Date immediately following the Redraw Facility Termination Date, the Borrower must pay or repay so much of the Redraw Facility Principal together with interest accrued on the Redraw Facility Principal and all other money, the payment or repayment of which forms part of the Obligations, as is available for this purpose in accordance with the Sub-Fund Notice. If all amounts due in accordance with this clause 6.3 are not paid or repaid in full on the Monthly Payment Date immediately following the Redraw Facility Termination Date, on each succeeding Monthly Payment Date the Borrower must pay or repay so much of such amounts as there are funds available for this purpose in accordance with the Sub-Fund Notice until such amounts are paid or repaid in full.

--------------------------------------------------------------------------------
7.          PAYMENTS

            All payments to be made by the Borrower under this Agreement must be made:

            (a) (DUE DATE): not later than close of business on the due date for payment;

            (b) (AS DIRECTED): in the manner and to such account as the Redraw Facility Provider directs in writing; and

            (c) (SET-OFF): without set-off or counterclaim and free and clear of and without deduction for or on account of present or future Taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature.

--------------------------------------------------------------------------------
8.          ILLEGALITY AND INCREASED COST

8.1         ILLEGALITY

            If any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any Governmental Agency charged with the administration thereof makes it unlawful or impossible for the Redraw Facility Provider to maintain or give effect to its obligations under this Agreement, the Redraw Facility Provider may by written notice to the Borrower (with a copy to the Manager) appoint a date as the Redraw Facility Termination Date which date must not be prior to 30 days (or such shorter period required by law) after the date of receipt by the Borrower of written notice from the Redraw Facility Provider appointing the Redraw Facility Termination Date.

8.2         INCREASED COST

            (a) (CHANGE IN LAW): If by reason of any change in law or in its interpretation or administration or of compliance with any request from or requirement of any fiscal, monetary or other authority:

                        (i) the Redraw Facility Provider incurs a cost as a result of its having entered into or performing its obligations under this Agreement or as a result of any Advance being outstanding hereunder;

                        (ii) there is any increase in the cost to the Redraw Facility Provider of funding or maintaining any Advance;

                        (iii) the amount of principal, interest or other amount payable to the Redraw Facility Provider or the effective return to the Redraw Facility Provider under this Agreement is reduced; or

                        (iv) the Redraw Facility Provider becomes liable to make any payment (not being a payment of Tax on its overall net income) on or calculated by reference to the amount of Advances made under this Agreement, then from time to time on notification by the Redraw Facility Provider (copied to the Manager) the Borrower will on the Monthly Payment Date following such notification, and on each succeeding Monthly Payment Date until the Redraw Facility Provider is paid in full, pay to the Redraw Facility Provider so much of the amounts sufficient to indemnify the Redraw Facility Provider against such cost, increased cost, reduction or liability as there are funds available for this purpose in accordance with the Sub-Fund Notice.

            (b) (NO DEFENCE): If the Redraw Facility Provider has acted in good faith it will not be a defence to the Borrower, in the event of any failure by the Borrower to comply with its payment obligations under clause 8.2(a), that any such cost, increased cost, reduction or liability could have been avoided. However, the Redraw Facility Provider will negotiate in good faith with the Borrower and the Manager with a view to finding a means by which such cost, increased cost, reduction or liability may be minimised.

            (c) (CERTIFICATE CONCLUSIVE): The Redraw Facility Provider's certificate as to the amount of, and basis for arriving at, any such cost, increased cost, reduction or liability is conclusive and binding on the Borrower in the absence of manifest error on the face of the certificate.

--------------------------------------------------------------------------------
9.          FEES

9.1         PAYMENT OF FEES

            The Borrower must pay to the Redraw Facility Provider a fee of 0.10% per annum of the Unutilised Facility Amount. The fee will be calculated and accrue daily from the Closing Date on the basis of a 365 day year and must be paid quarterly in arrears on each Quarterly Payment Date from the funds available for this purpose in accordance with the Sub-Fund Notice and to the extent that such funds are not sufficient to pay the fee in full, the fee must be paid from the funds available on each succeeding Payment Date until paid in full. The fee may be varied from time to time as agreed in writing between the Redraw Facility Provider and the Manager and notified to the Borrower, provided that in the case of an increase in the fee, each Current Rating Authority is notified and confirms that such increase in the fee will not result in a downgrade, withdrawal or qualification of any ratings then assigned by it to the Notes.

--------------------------------------------------------------------------------
10.         REDUCTION OF THE REDRAW FACILITY

10.1        REDUCTION OF FACILITY LIMIT BY MANAGER OR BORROWER

            Subject to clause 10.2, the Manager or the Borrower may on any Business Day reduce the Facility Limit in whole or in part if on that Business Day:

            (a) (NO CREDIT RATING DOWNGRADE): if any Notes are outstanding, each Current Rating Authority has previously confirmed in writing that the reduction in the Facility Limit on that Business Day will not result in a downgrade, qualification or withdrawal of the credit ratings then assigned by it to the Notes; and

            (b) (NOTICE): the Redraw Facility Provider has received not less than 5 Business Days prior to the reduction (or such other period as agreed between the Manager and the Redraw Facility Provider), written notice from the Manager (with a copy to the Borrower) or the Borrower (with a copy to the Manager) specifying that Business Day as the date the reduction is to take effect and the amount to which the Facility Limit is to be reduced.

10.2        NO REDUCTION IN FACILITY LIMIT BELOW ADVANCES OUTSTANDING

            Neither the Borrower nor the Manager may reduce the Facility Limit on any Business Day below the aggregate of the Advances then outstanding on that Business Day.

--------------------------------------------------------------------------------
11.         REPRESENTATIONS AND WARRANTIES

11.1        GENERAL REPRESENTATIONS AND WARRANTIES

            The Borrower in its capacity as trustee of the PUMA Trust represents and warrants to the Redraw Facility Provider that:

            (a) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

            (b) (CORPORATE POWER AND AUTHORISATION): the Borrower has the power to enter into, and to perform its obligations, and has taken all corporate and other action necessary to authorise the entry into of, and performance of its obligations under, this Agreement and each other Transaction Document to which it is a party;

            (c) (LEGALLY BINDING OBLIGATION): this Agreement and each of the other Transaction Documents to which it is a party constitute its valid and legally binding obligations subject to stamping and any necessary registration except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium, or trust or general principles of equity or other similar laws affecting creditors' rights generally;

            (d) (NO EVENT OF DEFAULT): to the best of the Borrower's knowledge, no Event of Default or event which with the giving of notice, lapse of time or other applicable condition would become an Event of Default has occurred which has not been waived or remedied in accordance with this Agreement;

            (e) (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its own property and to carry on its business as is now being conducted; and

            (f) (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document to which it is a party does not violate its constitution.

11.2        PUMA TRUST REPRESENTATIONS AND WARRANTIES

            The Borrower in its capacity as trustee of the PUMA Trust represents and warrants to the Redraw Facility Provider in relation to the PUMA Trust as follows:

            (a) (PUMA TRUST VALIDLY CREATED): the PUMA Trust has been validly created and is in existence at the date of this Agreement;

            (b) (SOLE TRUSTEE): the Borrower has been validly appointed as trustee of the PUMA Trust and is presently the sole trustee of the PUMA Trust;

            (c) (NO PROCEEDINGS TO REMOVE): no notice has been given to the Borrower and to the Borrower's knowledge no resolution has been passed or direction or notice has been given, removing the Borrower as trustee of the PUMA Trust;

            (d) (BORROWER'S POWER): the Borrower has power under the Trust Deed to enter into the Transaction Documents to which it is a party in its capacity as trustee of the PUMA Trust; and

            (e) (GOOD TITLE): the Borrower is the legal owner of the assets of the PUMA Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed.

11.3        REPRESENTATIONS AND WARRANTIES REPEATED

            Each representation and warranty contained in clauses 11.1 and 11.2 will be deemed to be repeated on each Drawdown Date with reference to the facts and circumstances then subsisting, as if made on each such day.

--------------------------------------------------------------------------------
12.         UNDERTAKINGS

12.1        GENERAL

            The Borrower undertakes to the Redraw Facility Provider that it will:

            (a) (ACT CONTINUOUSLY): act continuously as trustee of the PUMA Trust in accordance with the Trust Deed and the Sub-Fund Notice until the PUMA Trust is terminated or until it has retired or been removed in accordance with the Trust Deed;

            (b) (DO ALL THINGS NECESSARY): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Agreement, other arrangements entered into by the Borrower pursuant to this Agreement and each Transaction Document to which it is a party;

            (c) (MAINTAIN AUTHORISATIONS): ensure that each authorisation required for it to maintain its status as trustee of the PUMA Trust is obtained and promptly renewed and maintained in full force and effect; and

            (d) (NOT AMEND OR REVOKE): not consent to amend or revoke the provisions of any Transaction Document without the prior written consent of the Redraw Facility Provider.

12.2        MANAGER'S UNDERTAKINGS AFTER MANAGER EVENT

            At any time after a Manager Event occurs the Manager will:

            (a) (NOTIFY REDRAW FACILITY PROVIDER): immediately notify the Redraw Facility Provider as soon as it becomes actually aware of the occurrence of:

                        (i) any Event of Default, Potential Event of Default, Manager Default or Trustee Default and the steps taken to remedy that event; or

                        (ii) any litigation, arbitration, criminal or administrative proceedings relating to any of the Borrower's property, assets or revenues that involves a claim against it in excess of A$1,000,000 or that, if decided adversely to it, could have a material adverse effect on its ability to perform the Obligations, and in each case advise the Redraw Facility Provider of what steps it has taken and what steps it proposes to take in relation to such occurrences; and

            (b)         (DELIVER ACCOUNTS): deliver to the Redraw Facility
                        Provider:

                        (i) as soon as practicable and in any event not later than 120 days after the close of each of the PUMA Trust's financial years, a copy of the audited annual accounts of the PUMA Trust;

                        (ii) as soon as practicable and in any event not later than 90 days after each of the PUMA Trust's financial years, a copy of the report prepared by the Auditor in accordance with clause 13.5 of the Trust Deed (if any);

                        (iii) as and when required by the Redraw Facility Provider, a certificate executed by 2 Authorised Signatories on behalf of the Manager stating to the best of the knowledge of the Manager whether or not an Event of Default, Potential Event of Default, Manager Default or Trustee Default has occurred and if the same has occurred, setting out the details thereof and the steps (if any) taken by the Manager to remedy or cure the same; and

                        (iv) promptly, such further information regarding the PUMA Trust's financial condition and business operations within the knowledge of the Manager as the Redraw Facility Provider from time to time reasonably requires.

--------------------------------------------------------------------------------
13.         EVENTS OF DEFAULT

13.1        EVENTS OF DEFAULT

            Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of the Borrower or any other person:

            (a) (FAILURE TO REPAY OR PAY): the Borrower fails to repay, in accordance with this Agreement, any Advance or fails to pay any interest, fees, costs, charges, expenses or other moneys payable under this Agreement in each case within 10 days of the due date for payment of such amount;

             (b) (BREACH OF UNDERTAKING): at any time after a Manager Event occurs, the Borrower breaches its undertaking in clause 12.1(d); and

             (c) (EVENT OF DEFAULT UNDER SECURITY TRUST DEED): an Event of Default (as defined in the Security Trust Deed) occurs.

13.2        CONSEQUENCES OF EVENT OF DEFAULT

            At any time after the occurrence of an Event of Default the Redraw Facility Provider may, without being obliged to do so and notwithstanding any waiver of any previous default, by written notice to the Borrower:

            (a) (DECLARE ADVANCES DUE): declare the Redraw Facility Principal, accrued interest and all other sums which have accrued due under this Agreement (whether or not presently payable) to be due, whereupon they will become, immediately due and payable; and/or

            (b) (DECLARE REDRAW FACILITY TERMINATED): declare the Redraw Facility terminated in which case the obligations of the Redraw Facility Provider under this Agreement will immediately terminate from the date of receipt by the Borrower of such written notice.

--------------------------------------------------------------------------------
14.         TRUSTEE PROVISIONS

14.1        LIMITATION ON BORROWER'S LIABILITY

            The Borrower enters into this Agreement only in its capacity as trustee of the PUMA Trust and in no other capacity. A liability incurred by the Borrower acting in its capacity as trustee of the PUMA Trust arising under or in connection with this Agreement is limited to and can be enforced against the Borrower only to the extent to which it can be satisfied out of the assets of the PUMA Trust out of which the Borrower is actually indemnified for the liability. This limitation of the Borrower's liability applies despite any other provision of this Agreement (other than clause 14.3) and extends to all liabilities and obligations of the Borrower in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

14.2        CLAIMS AGAINST BORROWER

            The parties other than the Borrower may not sue the Borrower in respect of liabilities incurred by the Borrower acting in its capacity as trustee of the PUMA Trust in any capacity other than as trustee of the PUMA Trust, including seeking the appointment of a receiver (except in relation to the assets of the PUMA Trust), a liquidator, an administrator or any similar person to the Borrower or prove in any liquidation, administration or arrangements of or affecting the Borrower (except in relation to the assets of the PUMA Trust).

14.3        BREACH OF TRUST

            The provisions of this clause 14 will not apply to any obligation or liability of the Borrower to the extent that it is not satisfied because under the Trust Deed, the Sub-Fund Notice, any other Transaction Document or by operation of law there is a reduction in the extent of the Borrower's indemnification out of the assets of the PUMA Trust as a result of the Borrower's fraud, negligence or wilful default.

14.4        ACTS OR OMISSIONS

            It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the PUMA Trust. No act or omission of the Borrower (including any related failure to satisfy its obligations or any breach or representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default for the purpose of clause 14.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Borrower under any Transaction Document (other than a person whose acts or omissions the Borrower is liable for in accordance with any Transaction Document) to fulfil its obligations in relation to the PUMA Trust or by any other act or omission of a Relevant Party or any other such person.

14.5        NO OBLIGATION

            The Borrower is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Borrower's liability is limited in a manner which is consistent with this clause 14 or otherwise in a manner satisfactory to the Borrower in its absolute discretion.

--------------------------------------------------------------------------------
15.         ASSIGNMENT

15.1        ASSIGNMENT BY BORROWER

            The Borrower will not assign or otherwise transfer the benefit of this Agreement or any of its rights, duties or obligations under this Agreement except to a substitute Trustee which is appointed as a successor trustee of the PUMA Trust under and in accordance with the Trust Deed and which is acceptable to the Redraw Facility Provider and the Manager (each of whose consent is not to be unreasonably withheld).

15.2        ASSIGNMENT BY MANAGER

            The Manager will not assign or otherwise transfer the benefit of this Agreement or any of its rights, duties or obligations under this Agreement except to a substitute Manager which is appointed as a successor manager of the PUMA Trust under and in accordance with the Management Deed and which is acceptable to the Redraw Facility Provider (whose consent is not to be unreasonably withheld).

15.3        ASSIGNMENT BY REDRAW FACILITY PROVIDER

            The Redraw Facility Provider, with the consent of the Manager, may at any time assign or otherwise transfer all or any part of the benefit of this Agreement or any of its rights, duties and obligations under this Agreement to another Bank or financial institution and may disclose to a proposed assignee or transferee information in the possession of the Redraw Facility Provider relating to the Borrower and the Manager.

--------------------------------------------------------------------------------
16.         NOTICES

16.1        METHOD OF DELIVERY

            Subject to clause 16.4, any notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement must:

            (a) (AUTHORISED SIGNATORY): except in the case of communications by email, be in writing and signed by an Authorised Signatory of the party giving the same; and

            (b)         (DELIVERY): be:

                        (i)         left at the address of the addressee;

                        (ii) sent by prepaid ordinary post to the address of the addressee;

                        (iii) sent by facsimile to the facsimile number of the addressee; or

                        (iv) sent by email by an Authorised Signatory of the party giving the same to the addressee's specified email address.

16.2        ADDRESS FOR NOTICES

            The address, facsimile number and specified email address of a party shall be the address, facsimile number and specified email address notified by that party to the other parties from time to time.

16.3        DEEMED RECEIPT

            A notice, request, certificate, demand, consent or other communication under this Agreement is deemed to have been received:

            (a)         (DELIVERY): where delivered in person, upon receipt;

            (b) (POST): where sent by post, on the 3rd (7th if outside Australia) day after posting;

            (c) (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

            (d) (EMAIL): where sent by email, on the date that the email is received.

            However, if the time of deemed receipt of any notice is not before
            5.00 pm (Sydney time) on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

16.4        EMAIL

            A notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement may only be given by email where the recipient has agreed that that communication, or communications of that type, may be given by email and subject to such conditions as may be required by the recipient.

--------------------------------------------------------------------------------
17.         INDEMNITY

17.1        INDEMNITY ON DEMAND

            Subject to clause 14, the Borrower will on demand indemnify the Redraw Facility Provider against any loss, cost or expenses which the Redraw Facility Provider may sustain or incur as a consequence of any act or omission of the Borrower which gives rise to any of the following:

            (a) (OVERDUE SUMS): any sum payable by the Borrower under this Agreement not being paid when due;

            (b) (EVENT OF DEFAULT): the occurrence of any Event of Default; or

            (c) (PAYMENT OF PRINCIPAL): the Redraw Facility Provider receiving payments of principal other than on the last day of the relevant Interest Period for any reason.

17.2        REDRAW FACILITY PROVIDER OBLIGATIONS

            (a) (REDRAW FACILITY PROVIDER OBLIGATIONS): If the Redraw Facility Provider receives written notice of any act, matter or thing which, in the Redraw Facility Provider's reasonable opinion, may give rise to a loss, cost, charge, liability or expense in relation to which the Borrower would be required to indemnify or reimburse it under clause 17.1, then the Redraw Facility Provider must notify the Borrower of that act, matter or thing, giving such details as it is practicable to give as soon as reasonably practicable and in any event within 5 Business Days of it coming to its attention provided that failure to do so will not result in any loss or reduction in the indemnity contained in clause 17.1.

            (b) (REDRAW FACILITY PROVIDER TO CONSULT): The Redraw Facility Provider must consult with the Borrower in good faith in relation to the conduct of any proceedings that may give rise to a claim under the indemnity in clause 17.1.

17.3        LOSSES ON LIQUIDATION OR RE-EMPLOYMENT OF DEPOSITS

            Any loss, cost or expense referred to in clause 17.1 will include the amount determined in good faith by the Redraw Facility Provider as being any loss (other than an amount for loss of profit other than loss of margin) including loss of margin, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for the Redraw Facility Provider to fund or maintain any overdue amounts referred to in clause 17.1(a) or payments of principal referred to in clause 17.1(c).

17.4        PAYMENT ON PAYMENT DATE

            Any payments to be made by the Borrower pursuant to this clause 17 will only be made on the Payment Date following demand by the Redraw Facility Provider and on each succeeding Payment Date until the Redraw Facility Provider is paid in full by payment of so much of the amount sufficient to indemnify the Redraw Facility Provider as is available for this purpose in accordance with the Sub-Fund Notice.

--------------------------------------------------------------------------------
18.         MISCELLANEOUS

18.1        STAMP DUTIES

            (a) (BORROWER MUST PAY): The Borrower will pay all stamp, loan transaction and similar Taxes and all registration fees including fines and penalties (except such fines and penalties incurred through the act, neglect or omission of the Redraw Facility Provider after the Redraw Facility Provider has requested and been put in funds to pay such Taxes or fees), financial institutions duty and debits tax which may be payable or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement.

           (b) (BORROWER MUST INDEMNIFY): Subject to clause 14, the Borrower will indemnify and keep indemnified the Redraw Facility Provider against any loss or liability incurred or suffered by it as a result of the delay or failure by the Borrower to pay such Taxes or fees.

18.2        WAIVER

            A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Agreement by the Redraw Facility Provider will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Agreement or provided by law.

18.3        WRITTEN WAIVER, CONSENT AND APPROVAL

            Any waiver, consent or approval given by the Redraw Facility Provider under this Agreement will only be effective and will only bind the Redraw Facility Provider if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by the Redraw Facility Provider or on its behalf by 2 Authorised Signatories of the Redraw Facility Provider.

18.4        SEVERABILITY

            Any provision of this Agreement which is illegal, void or unenforceable in any jurisdiction is ineffective in such jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

18.5        SURVIVAL OF INDEMNITIES

            The indemnities contained in this Agreement are continuing obligations of the Borrower, separate and independent from the other obligations of the Borrower and will survive the termination of this Agreement.

18.6        SUCCESSORS AND ASSIGNS

            This Agreement is binding upon and enures to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

18.7        MORATORIUM LEGISLATION

            To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future operating directly or indirectly:

            (a) (TO AFFECT OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Borrower any obligation under this Agreement; or

            (b) (TO AFFECT RIGHTS): to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on the Redraw Facility Provider under this Agreement,

            are hereby expressly waived, negatived and excluded.

18.8        AMENDMENTS

            No amendment to this Agreement will be effective unless in writing and executed by each of the parties to this Agreement. The Manager must provide a copy of each proposed amendment to each Current Rating Authority before the amendment becomes effective.

18.9        GOVERNING LAW

            This Agreement is governed by and construed in accordance with the laws of New South Wales.

18.10       JURISDICTION

            The Borrower irrevocably and unconditionally:

            (a) (SUBMISSION TO JURISDICTION): submits to the non-exclusive jurisdiction of the courts of New South Wales;

            (b) (WAIVER OF INCONVENIENT FORUM): waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

           (c) (SERVICE OF NOTICE): agrees, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause 16.

18.11       COUNTERPARTS

            This Agreement may be executed in a number of counterparts and all such counterparts taken together will constitute one and the same instrument.

SCHEDULE 1

FORM OF DRAWDOWN NOTICE

TO:                                Macquarie Bank Limited, ABN 46 008 583 542
                                   (the "REDRAW FACILITY PROVIDER")

ADDRESS:                           Level 15, 1 Martin Place
                                   Sydney  NSW  2000

ATTENTION:                         [                          ]

FROM:                              Macquarie Securitisation Limited,
                                   ABN 16 003 297 336 (the "MANAGER")

DATE:                              [                         ]


The Manager hereby irrevocably requests you to make an Advance on the Drawdown Date specified below for an amount equal to the amount specified below in accordance with clause 4 of the Redraw Facility Agreement dated [ ] 2003 between Perpetual Trustees Australia Limited, ABN 86 000 431 827, the Redraw Facility Provider and the Manager of PUMA Global Trust No. 3, as novated or supplemented from time to time (the "REDRAW FACILITY AGREEMENT"):

(a)          Drawdown Date:                                              [     ]

(b)          Amount of requested Advance:                                A$[   ]


Words used and not otherwise defined in this letter have the same meaning as in the Redraw Facility Agreement.


SIGNED for and on behalf of MACQUARIE
SECURITISATION LIMITED, ABN 16 003 297 336,



--------------------------------------------
Authorised Signatory


--------------------------------------------
Name


--------------------------------------------
Title:


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


SIGNED as an agreement.


SIGNED for and on behalf of MACQUARIE BANK
LIMITED, ABN 46 008 583 542 by its Attorneys

and
under a Power of Attorney dated          and
each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:


-----------------------------------------------
Signature of Witness


-----------------------------------------------
Name of Witness in full


-----------------------------------------------
Signature of Attorney


-----------------------------------------------
Signature of Attorney



SIGNED for and on behalf of PERPETUAL TRUSTEES
AUSTRALIA LIMITED, ABN 86 000 431 827 by its
Attorney under a Power of Attorney dated and the Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:


-----------------------------------------------
Signature of Witness


-----------------------------------------------
Name of Witness in full


-----------------------------------------------
Signature of Attorney


-----------------------------------------------
Name of Attorney in full

SIGNED for and on behalf of MACQUARIE
SECURITISATION LIMITED, ABN 16 003 297 336 by its Attorneys and under a Power of Attorney dated and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:


-----------------------------------------------
Signature of Witness


-----------------------------------------------
Name of Witness in full


-----------------------------------------------
Signature of Attorney


-----------------------------------------------
Signature of Attorney



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